Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

               THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of July 29, 2009 (the “Effective Date”) between JPMORGAN CHASE BANK, N.A. (“Agent”), the Lenders signatory hereto and ESCALADE, INCORPORATED (“Borrower”).

Recitals

               The Borrower, the Lenders party thereto and the Agent, as Administrative Agent, Issuing Bank and a Lender, are parties to that certain Credit Agreement, dated as of April 30, 2009 (the “Credit Agreement”). As of the Effective Date, JPMorgan Chase Bank, N.A. is the sole Lender under the Credit Agreement.

               The Credit Agreement requires that the Borrower satisfy certain post-closing conditions not later than July 31, 2009. The Borrower, the Agent and JPMorgan Chase Bank, N.A., as the sole Lender, have agreed that the deadline for the completion of such post-closing conditions be extended to September 30, 2009.

Agreement

               NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, the Agent, JPMorgan Chase Bank, N.A., as the sole Lender, and the Borrower agree as follows:

               Amendment to the Credit Agreement. As of the Effective Date, the first sentence in Section 4.03 of the Credit Agreement is amended by deleting the date “July 31, 2009” and replacing it with the date “September 30, 2009”.

               Binding on Successors and Assigns. All of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

               Governing Law. This Amendment is a contract made under, and shall be governed by and construed in accordance with the laws of the State of Indiana.

               Amendment of Other Loan Documents. All references to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement, as modified and amended by this Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time. Except as expressly modified and amended by this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents remain in full force and effect, and are fully binding on the parties thereto and their respective successors and assigns.

               Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.

               Defined Terms. Except as expressly otherwise stated in this Amendment, all terms used in this Amendment and the Recitals that are defined in the Credit Agreement, and that are not otherwise defined in this Amendment, shall have the same meanings in this Amendment as in the Credit Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized signatories.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and sole Lender

By:	/s/ H. Robert Hill

H. Robert Hill, Vice President

(“Agent”)

ESCALADE, INCORPORATED

By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and CFO

(“Borrower”)

Consent of the Guarantors

          Each of the undersigned Guarantors acknowledges and consents to the execution of the First Amendment to Credit Agreement and reaffirms and agrees that the Guaranty dated as of April 30, 2009, executed by it in favor of the Agent for the benefit of the Lenders remains in full force and effect with respect to all obligations of the Guarantor thereunder.

          Dated as of July 29, 2009.

Bear Archery, Inc.	Martin Yale Industries, Inc.

By: /s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance	Deborah J. Meinert, VP Finance

EIM Company, Inc.	Olympia Business Systems, Inc.

By: /s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance	Deborah J. Meinert, VP Finance

Escalade Insurance, Inc.	Schleicher & Co. of America, Inc.

By: /s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance	Deborah J. Meinert, VP Finance

Escalade Sports Playground, Inc.	SOP Services, Inc.

By: /s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance	Deborah J. Meinert, VP Finance

Harvard Sports, Inc.	U. S. Weight, Inc.

By: /s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance	Deborah J. Meinert, VP Finance

Indian Industries, Inc.

By: /s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance